As filed with the Securities and Exchange Commission

on January 4, 2010

Registration No. 811-7696

Pursuant to Rule 8b-16 promulgated under Section 8(b) of the

Investment Company Act of 1940

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No.15 |X|

(Check appropriate box or boxes.)

_________________________

IOWA PUBLIC AGENCY INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

1415 28th Street

West Des Moines, Iowa 50266

(Address of Principal Executive Offices)(Zip code)

Registrant's Telephone Number, Including Area Code: (515) 244-5426

Beth Grob

Ahlers & Cooney, P.C.

100 Court Avenue, Suite 600,

Des Moines, Iowa 50309

(Name and Address of Agent for Service)

_________________________

Copies of all communications to:

JOHN C. MILES, ESQ.

Cline, Williams, Wright,

Johnson & Oldfather, LLP

233 S. 13th Street

1900 U.S. Bank Building

Lincoln, Nebraska 68508

BETH GROB

Ahlers & Cooney, P.C.

100 Court Avenue, Suite 600

Des Moines, Iowa 50309

PART C

OTHER INFORMATION

Item 23.    EXHIBITS

Exhibit Number               Description

     (d).(3)                         Advisor Agreement effective January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the city of Des Moines, state of Iowa on the 4th day of January, 2010. ,

IOWA PUBLIC AGENCY INVESTMENT TRUST

By: /s/ Dianne Kiefer

Dianne Kiefer, Chairman of the Board